UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report: May 27, 2004

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
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              (Exact name of registrant as specified in its charter

  Rhode Island                      0-16704                  05-0344399
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 (State of incorporation         (Commission                (IRS Employer Iden-
  or organization)                File Number)                tification No.)

  75 Hammond Street, Worcester, Massachusetts                             01610
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  (address of principal executive offices)                           (Zip Code)

  Registrant's telephone number:  508-755-4000
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

          By press release dated May 27, 2004 the Registrant announced to the general public that a decision has been rendered in the case of George
          W. O'Leary vs. Providence and Worcester Railroad Company, et al., C.A. No. 99-560. The jury found the Company liable for $319,558.95 plus interest accruing on a daily basis at 12%. The Company filed a motion for a new trial or a judgment as a matter of law and although the judge reduced the award to $319,058.95, the motion was denied on May 25, 2004. The Company is considering all options, including appeal to the Rhode Island Supreme Court


          A description of the foregoing is contained in the press release referred to above, a copy of which is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          The following exhibit is filed with this report:

          Exhibit 20 - Press Release dated May 27, 2004


                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    Providence and Worcester
                                      Railroad Company

                                    By: /s/ Robert J. Easton
                                        --------------------
                                    Robert J. Easton, Treasurer and
                                    Chief Financial Officer

Date: June 1, 2004

                                                                      Exhibit 20
                                                                      ----------

                                       -----------------------------------------
                                       Providence and Worcester Railroad Company
                                       -----------------------------------------




Contact: Mary A. Tanona

75 Hammond Street
Worcester, MA  01610

Phone (508) 755-4000, ext. 365
Fax   (508) 795-0748


Press Release

                    Providence and Worcester Railroad Company
                             Announces Jury Verdict

Worcester,  MA, May 28, 2004,  Providence and Worcester  Railroad Company (AMEX:
PWX) announced today that a decision has been rendered in the case of George W. O'Leary vs. Providence and Worcester Railroad Company, et al., C.A. No. 99-560. The jury found the Company liable for $319,558.95 plus interest accruing on a daily basis at 12%. The Company filed a motion for a new trial or a judgment as a matter of law and although the judge reduced the award to $319,058.95, the motion was denied on May 25, 2004.

The lawsuit stems from an incident in February 1996 when the plaintiff was arrested for trespassing on the Company's right of way in East Providence, Rhode Island by a member of the Company's police force which was deactivated in 2001. The plaintiff filed suit in 1999, alleging various civil rights violations arising from the incident, including unlawful arrest, false imprisonment, malicious prosecution, battery, assault, and violation of the Fourth and Fourteenth Amendments. The jury's award included $500 for medical bills (which was set aside as a result of the Company's post-trial motion) and $10,000 for plaintiff's legal expenses. The remainder of the award was for pain and suffering, embarrassment, violation of rights and punitive damages.

The Company is considering all options, including appeal to the Rhode Island Supreme Court.

The Company is a regional freight railroad operating in the states of Massachusetts, Rhode Island, Connecticut and New York. The Company transports a wide variety of commodities, including construction aggregate, iron and steel products, chemicals, lumber, scrap metals, plastic resins, cement, processed foods and edible food stuffs, such as frozen foods, corn syrup and animal and vegetable oils. By agreement with a private operator, the Company also operates two approved customs bonded intermodal yards in Worcester, MA, primarily for the movement of container traffic from the Far East destined for points in New England.

--------------------- This release contains "forward-looking statements" within the meaning of section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements represent the Company's present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic condition, and changing competition which could cause actual results to differ materially from those indicated herein. Further information on these risk factors is included in the Company's filings with the Securities and Exchange Commission.


Contact Person:   P&W:  Mary A. Tanona
                        (508) 755-4000 (x365)